UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2014 (July 7, 2014)

BROOKDALE SENIOR LIVING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2014, Brookdale Senior Living Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders of the Company approved the adoption of the Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”), which was previously approved by the Board of Directors of the Company.

A summary of the 2014 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A under the section entitled “Description of the 2014 Plan” beginning on page 55. The summary of the 2014 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders on July 7, 2014.

(b) Frank M. Bumstead and T. Andrew Smith were reelected as Class I directors at the annual meeting, to hold office for a term of three years and until their respective successors are duly elected and qualified. As previously disclosed, W.E. Sheriff did not stand for re-election as a Class I director, and his term expired at the conclusion of the annual meeting. The terms of office of the following directors continued after the annual meeting: Jeffrey R. Leeds, Jackie M. Clegg, Mark J. Schulte, James R. Seward and Dr. Samuel Waxman.

The following votes were taken in connection with the election of directors at the annual meeting:

Director Nominees	Votes For	Withhold Authority	Broker Non-Votes
Frank M. Bumstead	111,069,784	229,001	6,725,200
T. Andrew Smith	111,099,657	199,128	6,725,200

The proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2014 fiscal year was approved. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2014 fiscal year	110,796,769	7,222,176	5,040	—

At the annual meeting, the Company’s stockholders voted on an advisory basis to approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting pursuant to the Securities and Exchange Commission’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables). The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	110,971,777	310,053	16,955	6,725,200

The proposal to approve the Company’s 2014 Omnibus Incentive Plan was approved. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of the Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan	107,451,626	3,835,850	11,309	6,725,200

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2014	BROOKDALE SENIOR LIVING INC.

	By:	/s/ Chad C. White
Name: Chad C. White
Title: Vice President, Co-General Counsel and Secretary

BROOKDALE SENIOR LIVING INC.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan

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